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                                                                Exhibit 10.17(e)
                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT (this "AGREEMENT") is made as of December 11, 1998 by and among ALLEGHANY PROPERTIES, INC. (the, "COMPANY"), a Delaware corporation, ALLEGHANY CORPORATION (the "PARENT"), a Delaware corporation, HARTFORD LIFE INSURANCE COMPANY ("HARTFORD LIFE"), TRANSAMERICA LIFE INSURANCE & ANNUITY COMPANY ("TRANSAMERICA LIFE"), TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY ("TRANSAMERICA"), UNITED OF OMAHA LIFE INSURANCE COMPANY ("OMAHA LIFE"), MUTUAL OF OMAHA INSURANCE COMPANY ("MUTUAL OF OMAHA"), THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("LINCOLN NATIONAL"), KNIGHTS OF COLUMBUS ("KNIGHTS OF COLUMBUS"), WOODMEN ACCIDENT AND LIFE COMPANY ("WOODMEN ACCIDENT") (Hartford Life, Transamerica Life, Transamerica, Omaha Life, Mutual of Omaha, Lincoln National, Knights of Columbus and Woodmen Accident are herein referred to collectively as the "NOTEHOLDERS").

                                    RECITALS

         WHEREAS, the Company and the Parent entered into those separate Note Purchase Agreements (as in effect prior to the effectiveness of this Agreement, collectively, the "EXISTING NOTE PURCHASE AGREEMENT" and as amended by this Agreement, the "AMENDED NOTE PURCHASE AGREEMENT"), each dated as of January 15, 1995, with the Noteholders, pursuant to which the Company sold, and the Noteholders purchased the Company's 8.62% Senior Notes due February 23, 2000 in the aggregate original principal amount of Fifty Million Dollars ($50,000,000) (the "NOTES");

         WHEREAS, the Noteholders, are the holders of one hundred percent (100%) of the Notes outstanding as of the Effective Time (defined below);

         WHEREAS, the Company and the Parent are contemporaneously entering into those separate Note Purchase Agreements (collectively, the "1998 NOTE PURCHASE AGREEMENT"), each dated as of the date hereof, with the Purchasers identified on Annex 1 thereto, pursuant to which the Company has agreed to sell, and such Purchasers have agreed to purchase the Company's 6.83% Senior Notes due December 11, 2004 in the aggregate original principal amount of Forty Million Dollars ($40,000,000);

         WHEREAS, in connection with the execution and delivery of the 1998 Note Purchase Agreement the Noteholders, the Company and the Parent wish to amend certain provisions of the Existing Note Purchase Agreement and have agreed to be bound by the Amended Note Purchase Agreement, in each case, pursuant to and in accordance with the provisions hereof;

         NOW, THEREFORE, in consideration of the foregoing, the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINED TERMS

         Unless otherwise defined herein, terms that are defined in the Existing Note Purchase Agreement are used herein as so defined.
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2.       AMENDMENTS

         2.1      AMENDMENT OF EXISTING NOTE PURCHASE AGREEMENT.

         The Existing Note Purchase Agreement is hereby amended in the manner specified in Exhibit A to this Agreement (such amendments herein referred to as, the "AMENDMENTS").

         2.2      EFFECT OF AMENDMENT.

         Except as expressly amended hereby, the Existing Note Purchase Agreement and the other Financing Documents shall continue in full force and effect in accordance with the provisions thereof. Except as expressly provided herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Note Purchase Agreement or any other Financing Document or (b) to prejudice any right or rights which the Noteholders may have in the future under or in connection with the Existing Note Purchase Agreement or any other Financing Document.

         2.3 EFFECTIVE. This Agreement shall become effective upon execution and delivery of this Agreement by each of the parties hereto. The term "Effective Time" shall mean the first time all conditions set forth in Section 3 shall have been satisfied (or waived by each of the Noteholders).

3.       CONDITIONS TO CONSENT OF REQUIRED HOLDERS

         The effectiveness of the Amendments are subject to satisfaction of the following conditions precedent (or waiver of one or more of such conditions by each of the Noteholders):

         3.1      WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE WITH THIS
                  AGREEMENT.

                  (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 4 hereof shall be true at the Effective Time with the same effect as though made on and as of that time.

                  (b) COMPLIANCE WITH THIS AGREEMENT. Each of the Company and the Parent shall have performed and complied with all agreements and conditions contained herein that, in each case, are required to be performed or complied with by the Company and the Parent on or prior to the Effective Time, and such performance and compliance shall remain in effect at the Effective Time.

         3.2      OFFICERS' CERTIFICATES.

         The Noteholders shall have received from each of the Company and the Parent

                  (a) a certificate signed by the President, any Vice-President or the Treasurer of such Person, substantially in the form of Exhibit B hereto, with respect to the matters therein set forth, and


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                  (b)      a certificate signed on behalf of such Person by the
         Secretary or an Assistant Secretary of such Person, substantially in the form of Exhibit C hereto, with respect to the matters therein set forth.

         3.3      FEES AND EXPENSES.

         The Company shall have paid the fees and disbursements of the Noteholders special counsel reflected in a statement of such counsel rendered to the Company.

         3.4      PROCEEDINGS SATISFACTORY.

         All proceedings taken in connection herewith and all documents and papers relating thereto shall be satisfactory to the Noteholders and their special counsel. The Noteholders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Noteholders and their special counsel.

4.       REPRESENTATIONS AND WARRANTIES

         The Company and the Parent represent, warrant and covenant as of the date hereof and as of the Effective Time:

                  (A) Each of the representations and warranties contained in the 1998 Note Purchase Agreement and each of the other documents executed or delivered in connection therewith are true and correct as of the date hereof.

                  (B) No Default or Event of Default has occurred or is continuing, nor does any event or condition exist that, upon the execution and delivery of this Agreement and the effectiveness of the Amendments, would constitute a Default or an Event of Default.

                  (C) The execution and delivery of this Agreement by the Company and the Parent have been duly authorized by all requisite corporate action on the part of the Company and the Parent and will not violate any provisions of law, any order, judgment or decree of any court or other agency of government, or the organizational documents of the Company or the Parent, or any other agreement or instrument to which the Company or the Parent is a party, or by which the Company or the Parent is bound.

                  (D) Each of the Company and the Parent shall take any and all such actions and execute any and all such instruments and documents as are reasonably requested for the purpose of effectuating this Agreement.

                  (E) Neither this Agreement nor any financial statements and other certificates provided to the Noteholders pursuant to the provisions of the Existing Note Purchase Agreement, nor any other written statement furnished by or on behalf of the Company or the Parent to the Noteholders in connection with the proposal and negotiation of the Amendments contain any untrue statement of a material fact or omit a material fact


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         necessary to make the statements contained therein not misleading.
         There is no fact relating to any event or circumstance that has occurred or arisen since the last day of the fiscal year of the Company most recently ended that either the Company or the Parent has disclosed to the Noteholders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or operations of the Company or the Parent.

                  (F) Neither the nature of the Company or the Parent, or of their respective businesses or Properties, nor any relationship between the Company or the Parent and any other Person, nor any circumstance in connection with the execution and delivery of this Agreement, is such as to require an order, consent, approval, license, authorization or validation of, or filing, recording, registration or qualification with, any Governmental Authority on the part of the Company or the Parent as a condition to the execution, delivery or performance of this Agreement or the Amended Note Purchase Agreement, or the legality, validity, binding effect or enforceability of this Agreement or the Amended Note Purchase Agreement.

                  (G) The obligations of the Company and the Parent set forth in this Agreement, the Amended Note Purchase Agreement, the Notes and other Financing Documents are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be: (i) limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and (ii) subject to the availability of equitable remedies.

5.       SURVIVAL

         All warranties, representations, certifications and covenants made by any of the Company or the Parent in this Agreement or in any certificate or other instrument delivered by either of them or on their behalf under this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Agreement, regardless of any investigation made by or on behalf of the Noteholders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company and the Parent under this Agreement.

6.       GOVERNING LAW

         THIS AGREEMENT SMALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.       COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  [Remainder of page intentionally left blank. Next page is signature page.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives under seal, all as of the day and year first above written.

                                   ALLEGHANY CORPORATION



                                   By_/s/ David B. Cuming_______________
                                            Name: David B. Cuming
                                            Title: Senior Vice President


                                   ALLEGHANY PROPERTIES, INC.


                                   By_/s/ David B. Cuming_________________
                                            Name: David B. Cuming
                                            Title: President


                                   HARTFORD LIFE INSURANCE COMPANY
                                   BY:      HARTFORD INVESTMENT SERVICES, INC.,
                                            ITS AGENT AND ATTORNEY-IN-FACT


                                   By_/s/ Betsy Roberts_____________________
                                            Name: Betsy Roberts
                                            Title: Senior Vice President

                                   TRANSAMERICA LIFE INSURANCE & ANNUITY
                                   COMPANY


                                   By_/s/ John M. Casparian _________________
                                            Name: John M. Casparian
                                            Title: Investment Officer

                                   TRANSAMERICA OCCIDENTAL LIFE INSURANCE
                                   COMPANY


                                   By_/s/ John M. Casparian__________________
                                            Name: John M. Casparian
                                            Title: Investment Officer

                                   UNITED OF OMAHA LIFE INSURANCE COMPANY


                                   By_/s/ Edwin H. Garrison, Jr._______________
                                            Name: Edwin H. Garrison, Jr.
                                            Title: First Vice President


                                   MUTUAL OF OMAHA INSURANCE COMPANY


                                   By_/s/ Edwin H. Garrison, Jr._______________
                                            Name: Edwin H. Garrison, Jr.
                                            Title: First Vice President


                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                   BY:      LINCOLN NATIONAL INVESTMENT
                                            MANAGEMENT COMPANY, ITS
                                            ATTORNEY-IN-FACT


                                   By_/s/ Timothy L. Powell___________________
                                            Name: Timothy L. Powell
                                            Title: Vice President


                                   KNIGHTS OF COLUMBUS


                                   By_/s/  Robert J. Lane  _____________________
                                            Name: Robert J. Lane
                                            Title: Assistant Supreme Secretary


                                   WOODMEN ACCIDENT AND LIFE COMPANY


                                   By_/s/ A.M. McCray_________________________
                                            Name: A.M. McCray
                                            Title: Senior Director, Securities
                                                   Investments and Assistant
                                                   Treasurer

                                    EXHIBIT A

                 AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT

1. AMENDMENT OF SECTION 7 OF THE EXISTING NOTE PURCHASE AGREEMENT. Section 7 of the Existing Note Purchase Agreement is deleted in its entirety and the following substituted in lieu thereof:

         "7.      COVENANTS

                  Each of the Parent and the Company covenants that on and after the Closing Date and so long as any of the Notes shall be outstanding:

                  7.1      PAYMENT OF TAXES AND CLAIMS.

                  Each of the Parent and the Company will, and the Company will cause SPHI to, pay before they become delinquent,

                           (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property, and

                           (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons that, if unpaid, might result in the creation of a Lien upon its Property, provided, that items of the foregoing description need not be paid

                                    (i)      while being contested in good faith
                           and by appropriate proceedings as long as adequate book reserves have been established and maintained and exist with respect thereto, and

                                    (ii)     so long as the title of the Parent,
                           the Company or SPHI, as the case may be, to, and its right to use, such Property, is not materially adversely affected thereby.

                  7.2 MAINTENANCE OF PROPERTIES; CORPORATE EXISTENCE; ETC..2 MAINTENANCE OF PROPERTIES; CORPORATE EXISTENCE; ETC.

                  Each of the Parent and the Company will, and the Company will cause SPHI to,

                           (a) PROPERTY -- maintain, preserve and keep its Property in good condition, ordinary wear and tear excepted, and make all necessary renewals, replacements, additions, betterments and improvements thereto, except where the failure to do so (i) could not reasonably be expected to have a Material Adverse Effect and (ii) is in conformity with the marketing strategy of the Company (A) to maximize proceeds from the sale of Real Estate Assets or (B) to sell the Real


                                  Exhibit A-1

                  Estate Assets on an "as is" basis;

                           (b) INSURANCE -- maintain, with financially sound and reputable insurers, insurance with respect to its Property and business against such casualties and contingencies, of such types (including, without limitation, insurance with respect to losses arising out of Property loss or damage, public liability, business interruption, larceny, workers' compensation, embezzlement or other criminal misappropriation) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated, it being understood that the Parent, the Company and SPHI may self-insure against hazards and risks with respect to which, and in such amounts as, the Parent, the Company or SPHI in good faith determines to be prudent and consistent with sound financial and business practice;

                           (c) FINANCIAL RECORDS -- keep accurate and complete books of records and accounts in which full and correct entries shall be made of all its business transactions and which will permit the provision of accurate and complete financial statements in accordance with GAAP, and the Parent will cause each other Subsidiary to keep accurate and complete books of records and accounts in which full and correct entries shall be made of all its business transactions and which will permit the provision of accurate and complete financial statements in accordance with GAAP, to the extent required by the provisions of Section 8.1(a);

                           (d) CORPORATE EXISTENCE AND RIGHTS -- do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises, subject to Section 7.9, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

                           (e) COMPLIANCE WITH LAW -- be in compliance with all laws, ordinances or governmental rules or regulations to which it is subject (including, without limitation, any Environmental Protection Law) and obtain any licenses, certificates, permits, franchises or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business if such non-compliance or failure to obtain could reasonably be expected to have a Material Adverse Effect or materially adversely affect the ability of the Parent, the Company or SPHI to conduct in the future the business it conducts at the time of such violation or failure to obtain.


                                  Exhibit A-2

                  7.3      PAYMENT OF NOTES AND MAINTENANCE OF OFFICE.

                  The Company will punctually pay, or cause to be paid, the principal of and interest (and Make-Whole Amount, if any) on, the Notes, as and when the same shall become due according to the terms hereof and of the Notes, and will maintain an office at the address of the Company set forth in Section ERROR! REFERENCE SOURCE NOT FOUND. where notices, presentations and demands in respect hereof or of the Notes may be made upon it. Such office will be maintained at such address until such time as the Company shall notify the holders of the Notes in writing of any change of location of such office, which will in any event be located within the United States of America.

                  7.4      PENSION PLANS.

                           (a) COMPLIANCE. Each of the Parent and the Company will, and will cause each ERISA Affiliate to, at all times with respect to each Pension Plan, make timely payment of contributions required to meet the minimum funding standard set forth in ERISA or the IRC with respect thereto, and to comply with all other applicable material provisions of ERISA and the IRC.

                           (b) RELATIONSHIP OF VESTED BENEFITS TO PENSION PLAN ASSETS. The Parent or an ERISA Affiliate will contribute sufficient amounts to each Pension Plan so that the present value of all employee benefits vested under each Pension Plan at any time will not exceed, by more than Two Million Five Hundred Thousand Dollars ($2,500,000), the assets of such Pension Plan allocable to such vested benefits at such time, in each case determined pursuant to Section 7.4(c).

                           (c) VALUATIONS. All assumptions and methods used to determine the actuarial valuation of vested employee benefits under Pension Plans and the present value of assets of Pension Plans will be reasonable in the good faith judgment of the Parent, the Company or the actuary engaged by the Parent or the Company, as the case may be, and will comply with all requirements of law.

                           (d) PROHIBITED ACTIONS. Each of the Parent and the Company will not, and will not permit any ERISA Affiliate to:

                                    (i)      engage in any "prohibited
                           transaction" (as such term is defined in section 406 of ERISA or section 4975 of the IRC) that would result in the imposition of a material tax or penalty;

                                    (ii)     incur with respect to any Pension
                           Plan any material "accumulated funding deficiency" (as such term is defined in section 302 of ERISA), whether or not waived;

                                    (iii)    terminate any Pension Plan in a
                           manner that could result in


                                  Exhibit A-3
                           the imposition of a Lien on the Property of the Parent, the Company or any Subsidiary pursuant to section 4068 of ERISA or the creation of any liability under section 4062 of ERISA;

                                    (iv)     fail to make any payment required
                           by section 515 of ERISA; or

                                    (v)      at any time be an "employer" (as
                           such term is defined in section 3 of ERISA) required to contribute to any Multiemployer Plan or a "substantial employer" (as such term is defined in section 4001 of ERISA) required to contribute to any Multiple Employer Pension Plan if, at such time, it could reasonably be expected that the Parent, the Company or any Subsidiary will incur withdrawal liability in respect of such Multiemployer Plan or Multiple Employer Pension Plan if the aggregate amount of the taxes, penalties, funding deficiencies, interest or other amounts and any other liabilities in respect of any of the foregoing could reasonably be expected to have a Material Adverse Effect.

                  7.5      LINE OF BUSINESS.

                  The Company will not, and will not permit SPHI to, engage in any business other than the ownership, operation and disposition of Real Estate Assets and activities reasonably related thereto.

                  7.6      INDEBTEDNESS.

                           (a) TOTAL INDEBTEDNESS. The Company will not, and will not permit SPHI to, incur or in any manner be or become liable in respect of any Indebtedness, on and after the Closing Date, except

                                    (i)      Indebtedness evidenced by the
                           Notes,

                                    (ii)     Indebtedness evidenced by the 1998
                           Notes, and

                                    (iii)    an additional amount of
                           Indebtedness of the Company and SPHI, determined on a consolidated basis for such Persons, not exceeding Ten Million Dollars ($10,000,000) in the aggregate at any time outstanding.

                           (b) INDEBTEDNESS COVERAGE. The Company will not at any time permit the ratio of

                                    (i)      Qualified Indebtedness Coverage
                           Assets at such time to

                                    (ii)    the sum of


                                  Exhibit A-4

                                    (A)      the aggregate of all Indebtedness
                           of the Company and SPHI at such time, determined on a consolidated basis for such Persons, plus

                                    (B)      Scheduled Interest Payments at such
                           time, plus

                                    (C)      the amount of Operating Expenses
                           that the Company and SPHI would be permitted to incur on such date pursuant to Section 7.8, plus

                                    (D)      if such time is on or after the
                           date the last Real Estate Asset is sold and prior to the first date of the establishment of the Defeasance Trust pursuant to Section 7.15, the Make-Whole Amount in respect of the Notes and the 1995 Notes at such time to be less than 1.0 to 1.0.

                  7.7      RESTRICTED INVESTMENTS AND RESTRICTED PAYMENTS.

                  The Company will not, and will not permit SPHI to, make any Restricted Investment and the Company will not declare or make, or become obligated to declare or make, any Restricted Payment (except for the Permitted Extraordinary Dividend), unless:

                           (a) immediately after, and after giving effect to, such Restricted Investment or such Restricted Payment, as the case may be, the aggregate amount of all Restricted Investments of the Company and SPHI at such time plus all Restricted Payments declared, made or obligated to be declared or made by the Company on and after the Closing Date would not exceed the sum of

                                    (i)      Excess Cumulative Net Proceeds at
                           such time, plus

                                    (ii)    the greater of

                                            (A)      Zero Dollars ($0) and

                                            (B)      the result of

                                                     (1)      Cumulative
                                                              Non-Essential
                                                              Contributions at
                                                              such time minus

                                                     (2)      the Transfer
                                                              Contribution
                                                              Amount at such
                                                              time;

                           (b) immediately prior to, immediately after, and after giving effect to,


                                  Exhibit A-5
                  such Restricted Investment or such Restricted Payment, as the case may be, the ratio of

                                    (i)      Qualified Restricted Payment Assets
                           at such time to

                                    (ii)     the aggregate of all Indebtedness
                           of the Company and SPHI at such time

                  would not be less than 2.0 to 1.0; and

                           (c) at the time of such declaration, making or becoming obligated and immediately before, and after giving effect to, such Restricted Investment or such Restricted Payment and any concurrent transactions, no Default or Event of Default exists or would exist.

                  Notwithstanding the requirements of clause (b) above and provided that the requirements of clauses (a) and (c) above have been satisfied, a cash dividend may be declared by the Company in respect of its capital stock in an amount, when added to the aggregate of other cash dividends made by the Company after the Closing Date (other than the Permitted Extraordinary Dividend) that does not exceed the aggregate amount of Cumulative Non-Essential Contributions at such time minus the Transfer Contribution Amount at such time.

                  7.8      OPERATING EXPENSES.

         The Company will not, and will not permit SPHI to:

                  (a) incur any Operating Expense unless Cumulative Operating Expenses at such time would not exceed the sum of

                           (i)      Forty Million Dollars ($40,000,000), plus

                           (ii)     Operating Expense Contributions at such
                  time; or

                  (b)      permit, at any time, the sum of

                           (i) Cumulative Operating Expenses at such time minus Operating Expense Contributions at such time, plus

                           (ii) the aggregate amount outstanding on all Seller Notes at such time to exceed Ninety Million Dollars ($90,000,000).

                  7.9      MERGER AND CONSOLIDATION.


                                   Exhibit A-6

                  The Company will not, and will not permit SPHI to, merge into, consolidate with, or sell, lease, transfer or otherwise dispose of all or substantially all of its Property (except as permitted under Section 7.10) to, any other Person or permit any other Person to consolidate with or merge into it (except that SPHI may merge into or consolidate with the Company if the Company is the surviving corporation); provided that the foregoing restriction does not apply to the merger or consolidation of the Company with, or the sale, lease, transfer or other disposition by the Company of all or substantially all of its Property to, another corporation, if:

                           (a) the Company is the surviving corporation that results from such merger or consolidation; and

                           (b) immediately prior to, and immediately after the consummation of the transaction, and after giving effect thereto, no Default or Event of Default exists or would exist.

                  7.10     TRANSFERS OF PROPERTY.10  TRANSFERS OF PROPERTY.

                  The Company will not, and will not permit SPHI to, sell, lease as lessor, transfer or otherwise dispose of any Property (collectively, "Transfers") (provided that "Transfers" shall not include transfers of cash for the purpose of paying Operating Expenses, interest, principal or Make-Whole Amount, if any, relating to the Notes and any other Indebtedness, Restricted Payments to the Parent and Permitted Investments), except:

                           (a) Transfers of Property, other than Real Estate Assets, if the sum of

                                    (i)      the book value of such Property at
                           the time of such Transfer, plus

                                    (ii)     the aggregate book value of all
                           other Property of the Company and SPHI, other than Real Estate Assets, that has been the subject of a Transfer (in each case measured at the time of the Transfer of such Property) during the period commencing on the Closing Date and ended at the time of such Transfer, would be less than Two Hundred Thousand Dollars ($200,000), provided that the Company will not Transfer any shares of the stock (or any warrants, rights or options to purchase stock or other Securities exchangeable for or convertible into stock) of SPHI;

                           (b) any Transfer of Real Estate Assets for cash consideration or Seller Notes, or a combination of cash consideration and Seller Notes, so long as the aggregate amount outstanding with respect to all Seller Notes does not exceed Fifty Million Dollars ($50,000,000) and if either of the following conditions would be satisfied with respect to such Transfer:


                                   Exhibit A-7

                                    (i)      the Transfer Consideration with
                           respect to such Transfer is at least equal to the Designated Disposition Value of the Real Estate Asset which is the subject of such Transfer, or

                                    (ii)    the sum of

                                            (A)      the Transfer Consideration
                                    with respect to such Transfer, plus

                                            (B)      the aggregate Transfer
                                    Consideration received by the Company and SPHI with respect to all other Real Estate Assets that have been the subject of a Transfer on and after the Closing Date, plus

                                            (C)      Cumulative Non-Essential
                                    Contributions at such time

                           would exceed the aggregate Designated Disposition Values of all Real Estate Assets that have been the subject of Transfers (in each case measured at the time of such Transfer) on and after the Closing Date; and

                           (c) immediately prior to, and immediately after the consummation of any such Transfer, and after giving effect thereto, no Default or Event of Default exists or would exist.


                  7.11     PURCHASE OBLIGATION OF THE PARENT.

                  The Parent will purchase Real Estate Assets, selected by the Parent and for cash consideration equal to the Designated Disposition Value of such Real Estate Assets, in an amount sufficient to provide the Company with net cash proceeds, as necessary, to pay

                           (a)      the principal of and interest (and
                  Make-Whole Amount, if any) on, the Notes, and any amounts due under Section 9.2(e) as and when the same shall become due according to the terms hereof and of the Notes (including, without limitation, the terms of Section 5.3), or

                           (b) Operating Expenses due and payable at such time.


                                   Exhibit A-8

                  7.12     TRANSACTIONS WITH AFFILIATES.

                  The Company will not, and will not permit SPHI to, enter into any material transaction or material arrangement, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, except the sales contemplated by
         Section 7.11 or in the ordinary course of and pursuant to the reasonable requirements of the Company's or SPHI's business and upon fair and reasonable terms no less favorable to the Company or SPHI than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

                  7.13     LIENS.

                           (a) NEGATIVE PLEDGE. The Company will not, and will not permit SPHI to, cause or permit to exist, or agree or consent to cause or permit to exist in the future (upon the happening of a contingency or otherwise), any of its Property, whether now owned or hereafter acquired, to be subject to a Lien except:

                                    (i)     Liens described in Part 7.13(a)(i)
                           of Annex 3;

                                    (ii)    Liens

                                            (A)      arising from judicial
                                    attachments and judgments,

                                            (B)      securing appeal bonds or
                                    supersedeas bonds, and

                                            (C)      arising in connection with
                                    court proceedings (including, without
                                    limitation, surety bonds and letters of
                                    credit or any other instrument serving a similar purpose),

                           provided that (1) such Liens are fully released within sixty (60) days of their creation or the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being contested in good faith and by appropriate proceedings and (3) adequate book reserves in accordance with GAAP shall have been established and maintained and shall exist with respect thereto;

                                    (iii)    Liens incurred or deposits made in
                           the ordinary course of business to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, construction obligations, bonds and assessments or improvements, surety and performance bonds (of a type other than set forth in Section 7.13(a)(ii)) and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property, provided that, after giving effect to any enhancement in value and use of other Property related to such Property as a result of such Lien,
                           (1) such


                                   Exhibit A-9

                           Liens do not in the aggregate materially detract from the value of such Property and (2) the title of the Company or SPHI to, and its right to use, such Property, is not materially adversely affected thereby;

                                    (iv)     Liens incurred or deposits made in
                           the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and other like laws;

                                    (v)      Liens securing Property taxes,
                           assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, landlords and other like Persons, provided that the payment thereof is not at the time required by Section 7.1; and

                                    (vi)     Liens in the nature of
                           reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions or encumbrances affecting real Property, provided that such exceptions and encumbrances do not in the aggregate detract from the value of such Property or interfere with the use of such Property in the ordinary conduct of the business of the Company and SPHI in a manner that has or could reasonably be expected to have a Material Adverse Effect.

                           (b) EQUAL AND RATABLE LIEN; EQUITABLE LIEN. In case any Property shall be subjected to a Lien in violation of this Section 7.13, the Company will forthwith make or cause to be made, to the fullest extent permitted by applicable law, provision whereby the Notes will be secured equally and ratably with all other obligations secured thereby pursuant to such agreements and instruments as shall be approved by the Required Holders, and the Company will cause to be delivered to each holder of a Note an opinion of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any such case the Notes shall have the benefit, to the full extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such Property securing the Notes. Such violation of this Section
                  7.13 will constitute an Event of Default hereunder, whether or not any such provision is made pursuant to this Section 7.13(b).

                           (c) FINANCING STATEMENTS. The Company will not, and will not permit SPHI to, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names the Company or SPHI as debtor, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that the Company or SPHI is entitled to create, assume or incur, or permit to exist, under the foregoing provisions of this Section 7.13 or to evidence for informational purposes a lessor's interest in Property leased


                                  Exhibit A-10
                  to the Company or SPHI.

                  7.14     PRIVATE OFFERING

                  Neither the Parent nor the Company will, nor will they permit any Person acting on their behalf to, offer the Notes or any part thereof or any similar Securities for issue or sale to, or solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Notes within the provisions of section 5 of the Securities Act."

                  7.15     DEFEASANCE

                           (a) ESTABLISHMENT OF DEFEASANCE TRUST. If at any time neither the Company nor SPHI holds any Real Estate Assets, the Company shall contemporaneously with the sale of last Real Estate Asset and upon written notice (the "Trust Notice") to the holders of Notes then outstanding, establish a trust (the "Defeasance Trust"), solely in favor of all holders of Notes then outstanding, and irrevocably and absolutely assign, transfer, and convey to, and deposit into, said Defeasance Trust an amount of United States Governmental Obligations having interest and principal payments sufficient, in the opinion of independent certified public accountants of the Company expressed in a written certification thereof delivered to the holders of the Notes, to pay in full all remaining principal and interest payments, as the same shall fall due, in respect of all Notes then outstanding. Anything to the contrary contained herein notwithstanding, the Company may, at its sole discretion and at any time upon the delivery of a Trust Notice to the holders of Notes then outstanding, elect to establish a Defeasance Trust.

                           (b)      DISCHARGE.  Provided that

                                    (i)      the Defeasance Trust, the trustee
                           thereof and the terms and conditions (as well as the form and substance) of the indenture whereby the Defeasance Trust shall have been established shall be reasonably satisfactory to all holders of Notes then outstanding (as evidenced by their written consent thereto),

                                    (ii)     the purchase price of the United
                           States Governmental Obligations to be deposited into the Defeasance Trust shall have been fully paid by the Company, and such United States Governmental Obligations shall have been so deposited into the Defeasance Trust (and each holder of Notes then outstanding shall have received written verification thereof by the trustee of the Defeasance Trust) and shall, as so deposited, be unencumbered by any Lien and sufficient to pay all principal and interest to fall due on the Notes then outstanding as provided in
                           Section 5.1 and in the Notes,


                                  Exhibit A-11

                                    (iii)    the Company shall have (1) paid in
                           full all fees, costs and expenses of the trustee of the Defeasance Trust and of all holders of Notes then outstanding incurred in connection with the preparation of the trust indenture and the establishment of the Defeasance Trust, including, without limitation, all reasonable attorney's fees and disbursements, and (2) prepaid in full any and all fees, costs and expenses of the trustee of the Defeasance Trust for the entire term of the Defeasance Trust,

                                    (iv)     the Company shall have no
                           continuing legal or equitable interest in the Defeasance Trust or the United States Governmental Obligations deposited into the Defeasance Trust (other than a reversionary interest in any such United States Governmental Obligations, or the proceeds therefrom, remaining after the full, final and indefeasible payment of all Notes and all interest thereon) and shall have no right to direct or instruct the trustee of the Defeasance Trust, or to remove such trustee, or to otherwise require such trustee to take any action with respect to such United States Governmental Obligations or otherwise,

                                    (v)      no Event of Default shall have
                           occurred and be continuing at the time of such deposit,

                                    (vi)     the Company shall have delivered
                           the Trust Notice to all holders of Notes then outstanding and a legal opinion of counsel to the Company, reasonably satisfactory to all holders of Notes then outstanding (as evidenced by their written approval thereof), stating, among other things which any holder of Notes then outstanding may reasonably request, that (1) the Defeasance Trust is validly created and duly constituted and that the sole beneficiaries thereof are the holders of Notes then outstanding, (2) the United States Governmental Obligations deposited therein were validly contributed to the Defeasance Trust and constitute a legal and valid res of the Defeasance Trust, (3) the Company's actions in creating the Defeasance Trust and contributing the United States Governmental Obligations thereto were duly authorized and valid,
                           (4) the Company, as the settlor of the Defeasance Trust, has no right, title or interest in and to the Defeasance Trust or the res thereof (other than a reversionary interest in any United States Governmental Obligations or the proceeds thereof remaining after the full, final and indefeasible payment of all Notes and all interest thereon) and has no power of direction, or right of removal, with respect to the trustee of the Defeasance Trust, (5) all fees, costs and expenses of the trustee for the entire term of the Defeasance Trust have been prepaid in full and (6) the creation of the Defeasance Trust and the depositing of the United States Governmental Obligations therein shall not, for IRC purposes with respect to any holder of Notes then outstanding, result in a taxable event whereby (x) such holder may become liable to pay a tax on any gain deemed to have arisen with respect to such transaction or


                                  Exhibit A-12

                           (y) such holder shall have been deemed to have suffered a loss with respect to such transaction and
                           (7) such holder will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if the Notes were paid in the accordance with their terms and the terms of this Agreement and such defeasance and discharge were not to occur;

                                    (vii)    all principal, interest costs,
                           expenses and other sums due and payable under the this Agreement to the holders of Notes outstanding on the date the Defeasance Trust is created shall have been paid in full; and

                                    (viii)   the Company shall have delivered to
                           the holders of Notes then outstanding an opinion of independent certified public accountants of the Company, reasonably satisfactory to such holders, stating that (i) the amount of United States Government Obligations deposited in the Defeasance Trust are sufficient to pay in full all remaining principal and interest payments, as the same shall fall due, in respect of all Notes then outstanding and (ii) under GAAP the creation of the Defeasance Trust and the depositing of the United States Governmental Obligations therein shall not result, with respect to any such holder, in an exchange of the Note or Notes of such holder for all or part of such United States Governmental Obligations which exchange would result in a gain or loss being realized by such holder under GAAP in respect of such transaction, then and in that case, all financial and restrictive covenants in respect of the Company set forth in Section 7 (other than this Section 7.15) of this Agreement shall be discharged; provided, however, if the contribution to the Defeasance Trust of any United States Governmental Obligations is invalidated, declared to be fraudulent or preferential, set aside, or if any such United States Governmental Obligations are required to be returned or redelivered to the Company, or any custodian, trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such invalidation, return or redelivery, the financial and restrictive covenants set forth in Section 7 of this Agreement shall be revived and restored.

                  As used in this Section 7.15, the term "United States Governmental Obligations" shall mean any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.


                                  Exhibit A-13

                  7.16     PERFORMANCE OF AGREEMENT.

                  The Parent shall not cause or permit the Company or SPHI to take any action, or fail to take any action, which would result in a violation of any term or condition of this Agreement.

2. AMENDMENT OF SECTION 8.1 OF THE EXISTING NOTE PURCHASE AGREEMENT. Subsections (iii) and (v) of clause (c) of Section 8.1 of the Existing Note Purchase Agreement are deleted in their entirety and the following are respectively substituted in lieu thereof:


                  "(III)   ERISA -- promptly upon becoming aware of the
         occurrence of any

                           (A) "reportable event" (as such term is defined in section 4043 of ERISA) and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations, or

                           (B) "prohibited transactions" (as such term is defined in section 406 or section 4975 of the IRC)

         in connection with any Pension Plan or any trust created thereunder if the liability to the Parent, the Company or any ERISA Affiliate, taken together with any other such liabilities could reasonably be expect to have a Material Adverse Effect, a written notice specifying the nature thereof, what action the Parent or the Company, as the case may be, is taking or proposes to take with respect thereto, and, when known, any action taken by the IRS, the DOL or the PBGC with respect thereto;"

                                      . . .

                  "(V)     OTHER ERISA NOTICES -- prompt written notice of and,
         where applicable, a description of

                           (A) any notice from the PBGC in respect of the commencement of any proceedings pursuant to section 4042 of ERISA to terminate any Pension Plan or for the appointment of a trustee to administer any Pension Plan,

                           (B) any distress termination notice delivered to the PBGC under section 4041 of ERISA in respect of any Pension Plan, and any determination of the PBGC in respect thereof,

                           (C) the placement of any Multiemployer Plan in reorganization status under Title IV of ERISA,

                           (D) any Multiemployer Plan becoming "insolvent" (as such term is defined in section 4245 of ERISA) under Title IV of ERISA,


                                  Exhibit A-14

                           (E) the whole or partial withdrawal of the Parent or the Company or any ERISA Affiliate from any Multiemployer Plan and the withdrawal liability incurred in connection therewith, and

                           (F) the withdrawal of the Parent or the Company or any ERISA Affiliate from any Multiple Employer Pension Plan and the withdrawal liability under ERISA incurred in connection therewith;

         and, in each of the cases specified in this clause (v), where the effect of any such notice, condition or event or of any event or condition related thereto would reasonably be expected to have a Material Adverse Effect;"

3.       AMENDMENT OF SECTION 10.1 OF THE EXISTING NOTE PURCHASE AGREEMENT.

         (a) AMENDMENT TO EXISTING DEFINITIONS. Section 10.1 of the Existing Note Purchase Agreement is hereby amended by deleting the definitions of "Closing Date," "Cumulative Operating Expenses," "Designated Disposition Value," "Downgrade Event," "Excess Cumulative Net Proceeds," "Multiple Employer Pension Plan," "Pension Plan," "Person," "Qualified Indebtedness Coverage Assets," "Qualified Restricted Payment Assets," "Real Estate Loans" and "Scheduled Interest Payments" and the following definitions are substituted respectively in lieu thereof:

                  "CLOSING DATE -- means December 11, 1998."

                  "CUMULATIVE OPERATING EXPENSES -- means, at any time, the aggregate amount of Operating Expenses of the Company and SPHI, determined on a consolidated basis for such Persons, paid, or due and payable, from and including the Closing Date to such time."

                  "DESIGNATED DISPOSITION VALUE -- means, at any time, with respect to each Real Estate Asset, the amount set forth on Annex 4 pertaining to such Real Estate Asset, adjusted as follows: the Designated Disposition Value shall, subject to the provisions of
         Section 8.2(c), be reduced

                           (a) with respect to any Real Estate Property, on a Pro-Rata Basis in the event that a portion or portions of such Real Estate Property shall have been sold at or prior to such time, or

                           (b) with respect to any Real Estate Loan, on a dollar-for-dollar basis to the extent that principal reductions shall have been made on such Real Estate Loan at or prior to such time;

         provided that in the case of any Real Estate Loan made by the Company or SPHI in the form of a Seller Note, the net book value (determined in accordance with GAAP) of such Seller Note shall in all cases be deemed to be its Designated Disposition Value. As used herein, the term "Pro-Rata Basis" means, with respect to any portion of any Real Estate


                                  Exhibit A-15

         Property sold, the relationship of such portion sold to the portion retained by the Company on a basis which is reasonably related to the respective fair market values of the portions sold and retained at the time of such sale, provided that the sum of the Designated Disposition Value assigned to the portion sold plus the Designated Disposition Value assigned the portion retained shall equal the Designated Disposition Value of such Real Estate Property prior to adjustment."

                  "DOWNGRADE EVENT -- means the existence or occurrence of any one or more of the following conditions:

                           (a) the Parent shall have senior unsecured debt obligations with an actual credit rating of lower than "BBB-" by S&P or lower than "Baa3" by Moody's,

                           (b) the Parent shall have subordinated unsecured debt obligations with an actual credit rating of lower than "BB+" by S&P or lower than "Ba1" by Moody's or

                           (c) the Parent shall fail to have any unsecured debt obligations with a credit rating issued by S&P or Moody's, unless

                                    (i)      the Company shall have obtained,
                           and shall maintain on an ongoing basis, at its expense, private letter ratings of the Notes of at least "BBB-" from S&P and of at least "Baa3" from Moody's, or an Issuer Credit Rating (or a comparable rating) of the Parent of at least "BBB-" from S&P and an Issuer Rating (or a comparable rating) of the Parent of at least "Baa3" from Moody's and

                                    (ii)     Consolidated Net Worth shall, at
                           all times, be at least Eight Hundred Million Dollars ($800,000,000)."

                  "EXCESS CUMULATIVE NET PROCEEDS -- means, at any time, an amount equal to the result of

                           (a) the aggregate net cash proceeds received by the Company and SPHI from all Real Estate Assets sold, paid down or repaid at or prior to such time minus

                           (b) the aggregate of the Designated Disposition Values for such Real Estate Assets, in each case determined as of the date of sale, pay down or repayment of such Real Estate Asset."

                  "MULTIPLE EMPLOYER PENSION PLAN -- means any employee benefit plan within the meaning of section 3(3) of ERISA (other than a Multiemployer Plan), subject to Title IV of ERISA, constituting a "single-employer plan" (as defined in section 4001 of ERISA) which has two (2) or more "contributing sponsors" (as defined in section 4001 of ERISA), at least


                                  Exhibit A-16
         two (2) of which are not under "common control" (as defined in section 4001 of ERISA) and to which the Parent, the Company or any ERISA Affiliate contribute; provided that for purposes of this Agreement the Chicago Title & Trust Pension Plan shall be deemed not to be a Multiple Employer Pension Plan."

                  "PENSION PLAN -- means, at any time, any "employee pension benefit plan" (as defined in section 3 of ERISA) maintained at such time by the Parent, the Company or any ERISA Affiliate for employees of the Parent, the Company or such ERISA Affiliate, excluding any Multiemployer Plan, but including, without limitation, any Multiple Employer Pension Plan; provided that for purposes of this Agreement the Chicago Title & Trust Pension Plan shall be deemed not to be a Pension Plan."

                  "PERSON -- means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, or a government or agency or political subdivision thereof."

                  "QUALIFIED INDEBTEDNESS COVERAGE ASSETS -- means

                  (a) at any time, when the Company or SPHI holds Real Estate Assets, the sum (without duplication) of

                           (i) the aggregate Allowable Value of all Real Estate Assets held by the Company and SPHI at such time, plus

                           (ii) cash of the Company and SPHI at such time, plus

                           (iii) Permitted Investments (other than cash and Real Estate Assets) of the Company and SPHI at such time, and

                  (b) at any time, when neither the Company nor SPHI holds any Real Estate Assets, cash of the Company and SPHI at such time.

         As used in this definition:

                           Allowable Value -- means,

                                    (i)      with respect to each North Natomas
                           Property, the Designated Disposition Value of such Real Estate Property at such time

                                    (ii)     with respect to each Real Estate
                           Loan which is a Seller Note, the net book value (determined in accordance with GAAP) of such Seller Note at such time, and

                                    (iii)    with respect to each of the other
                           Real Estate Assets not covered by subclause (i) or subclause (ii) above, the lesser of


                                  Exhibit A-17

                                             (A)      the Designated Disposition
                                    Value of such Real Estate Asset at such time and

                                             (B)      the net book value
                                    (determined in accordance with GAAP) of such Real Estate Asset at such time."

                  "QUALIFIED RESTRICTED PAYMENT ASSETS -- means, at any time, the sum (without duplication) of

                           (a)      the lesser of

                                    (i)     the aggregate Designated Disposition
                           Value of all Real Estate Assets held by the Company and SPHI at such time and

                                    (ii)     the Reserve for Disposition at such
                           time plus

                                             (A)      in the case of all Real
                                    Estate Assets held by the Company and SPHI at such time other than the North Natomas Properties, the aggregate net book value (each as determined in accordance with GAAP) of such Real Estate Assets, and

                                            (B)       in the case of the North
                                    Natomas Properties, the aggregate Designated
                                    Disposition Value of such Real Estate
                                    Properties at such time,

                  plus

                           (b) cash of the Company and SPHI at such time, plus

                           (c) Permitted Investments (other than cash and Real Estate Assets) of the Company and SPHI at such time.

         As used in this definition:

                           Reserve for Disposition -- means, at any time, the
                  lesser of

                                    (i)      Four Million Five Hundred
                           Thirty-One Thousand Three Hundred Seventy-Nine Dollars ($4,531,379) and

                                    (ii)     the aggregate amount of reserves
                           for disposition reflected on Annex 4 and attributable to Real Estate Assets other than the North Natomas Properties owned by the Company and SPHI at such time."

                  "REAL ESTATE LOANS -- means loans to be repaid to the Company or SPHI,


                                  Exhibit A-18
         including, without limitation, loans in the form of Seller Notes, that are secured by unimproved or improved land with no significant building improvements, which loans are available for sale by the Company or SPHI."

         "SCHEDULED INTEREST PAYMENTS -- means, at any time, the sum of

                           (a) all future unpaid scheduled payments of interest in respect of the Notes and the 1998 Notes at such time plus

                           (b) the aggregate amount of all future unpaid scheduled payments of interest in respect of all other Indebtedness of the Company and SPHI outstanding at such time,

         in each case without application of any "present value" discount thereto and assuming for such calculation that all principal payments on the Notes and such other Indebtedness will be paid in accordance with the regularly scheduled terms."

         (b) ADDITION OF NEW DEFINITIONS. Section 10.1 is amended by adding the following definitions in their appropriate alphabetical order:

                  "1998 NOTES -- means the Company's 6.83% Senior Notes due December 11, 2004 issued pursuant to those certain Note Purchase Agreements, each dated December 11, 1998, among the Company, the Parent and each of the purchasers identified on Annex 1 thereto."

                  "NORTH NATOMAS PROPERTIES -- means the Real Estate Properties identified on Part 10.1 of Annex 3."

                  "PERMITTED EXTRAORDINARY DIVIDEND -- means the dividend by the Company to the Parent, on or about the Closing Date, in the amount of Thirty-Nine Million Five Hundred Thousand Dollar ($39,500,000)."

                  "QPAM EXEMPTION means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor."

         (c) DELETION OF EXISTING DEFINITIONS -- Section 10.1 is hereby amended by deleting the definition of "Cumulative Contributions" .


                                  Exhibit A-19

                                    EXHIBIT B

                              ALLEGHANY CORPORATION
                             CERTIFICATE OF OFFICERS


         The undersigned, ________________ and ________________, each hereby certifies that we are the _______________ and ______________ of ALLEGHANY CORPORATION, a Delaware corporation (the "PARENT"), and that, as such, we have access to its corporate records and are familiar with the matters herein certified, and we are authorized to execute and deliver this Certificate in the name and on behalf of the Parent, and that:

         1. This certificate is being delivered pursuant to (a) Section 3.3(a) of the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of December 11, 1998, among Alleghany Properties, Inc. (the "COMPANY"), the Parent and each of the purchasers listed in Annex 1 thereto (the "PURCHASERS") and (b) Section 3.2(a) of the Third Amendment to Note Purchase Agreement (the "THIRD AMENDMENT") dated as of December 11, 1998 among the Company, the Parent and the holders of the 1995 Notes (the "1995 NOTEHOLDERS"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. The warranties and representations contained in Section 2 of the Note Purchase Agreement and Section 4 of the Third Amendment are in all material respects true on the date hereof with the same effect as though made on and as of the date hereof.

         3. The Parent has performed and complied with all agreements and conditions contained in the Note Purchase Agreement and the Third Amendment that are required to be performed or complied with by the Parent prior to or on the date hereof, and such performance and compliance remains in effect on the date hereof.

         4. _____________, from _____________ to the date hereof, inclusive, has been and is the duly elected, qualified and acting Secretary of the Parent, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to each Purchaser and the 1995 Noteholders contemporaneously herewith is his/her genuine signature.

         IN WITNESS WHEREOF, we have executed this Certificate in the name and on behalf of the Parent on December __, 1998.

                                           ALLEGHANY CORPORATION



                                           By:__________________________________
                                                 Name:__________________________




                                           By:__________________________________
                                                 Name:__________________________

                                    Exhibit B

                           ALLEGHANY PROPERTIES, INC.
                             CERTIFICATE OF OFFICER

         The undersigned, ________________ and ________________, each hereby certifies that we are the _______________ and ______________ of ALLEGHANY PROPERTIES, INC., a Delaware corporation (the "COMPANY"), and that, as such, we have access to its corporate records and are familiar with the matters herein certified, and we are authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

         1. This certificate is being delivered pursuant to (a) Section 3.3(b) of the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of December 11, 1998, among the Company, Alleghany Corporation (the "PARENT") and each of the purchasers listed in Annex 1 thereto (the "PURCHASERS") and (b) Section 3.2(a) of the Third Amendment to Note Purchase Agreement (the "THIRD AMENDMENT") dated as of December 11, 1998 among the Company, the Parent and the holders of the 1995 Notes (the "1995 NOTEHOLDERS"). The terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. The warranties and representations contained in Section 2 of the Note Purchase Agreement and Section 4 of the Third Amendment are in all material respects true on the date hereof with the same effect as though made on and as of the date hereof.

         3. The Company has performed and complied with all agreements and conditions contained in the Note Purchase Agreement and the Third Amendment that are required to be performed or complied with by the Company prior to or on the date hereof, and such performance and compliance remains in effect on the date hereof.

         4. _________________, from ______________ to the date hereof, inclusive, has been and is the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Purchasers and the 1995 Noteholders contemporaneously herewith is his genuine signature.

         IN WITNESS WHEREOF, we have executed this Certificate in the name and on behalf of the Company on December __, 1998.

                                           ALLEGHANY PROPERTIES, INC.



                                           By:__________________________________
                                                   Name:________________________



                                           By:__________________________________
                                                   Name:________________________

                                    Exhibit C

                              ALLEGHANY CORPORATION
                            CERTIFICATE OF SECRETARY

         I, ___________________, hereby certify that I am the duly elected, qualified and acting Secretary of ALLEGHANY CORPORATION (the "PARENT"), a Delaware corporation, and that, as such, I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Parent, and that:

         1. This Certificate is being delivered pursuant to (a) Section 3.3(c) of the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of December 11, 1998, among Alleghany Properties, Inc. (the "COMPANY"), the Parent and each of the purchasers listed on Annex 1 thereto (collectively, the "PURCHASERS") and (b) Section 3.2(b) of the Third Amendment to Note Purchase Agreement (the "THIRD AMENDMENT") dated as of December 11, 1998 among the Company, the Parent and the holders of the 1995 Notes. The capitalized terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

         2. Attached hereto as Attachment A is a true and correct copy of resolutions adopted by the Executive Committee of the Board of Directors of the Parent on ____________, and such resolutions set forth in Attachment A hereto were duly adopted by said Executive Committee and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Executive Committee.

         3. The Note Purchase Agreement and the Third Amendment were executed and delivered by the Parent pursuant to and in accordance with the resolutions set forth in Attachment A hereto and said document as executed is substantially in the form approved by the Executive Committee of the Parent as aforementioned.

         4. Attached hereto as Attachment B is a true, correct and complete copy of the bylaws of the Parent as in full force and effect on and as of the date hereof, which bylaws have been in full effect in said form at all times from _______________ to the date hereof, inclusive, without modification or amendment in any respect.

         5. Each of the persons named on Attachment C is and has been a duly elected, qualified and acting officer of the Parent holding the office or offices set forth below opposite his or her name on Attachment C from ________________ to the date hereof, inclusive.

         6. The signature appearing opposite the name of each such person set forth on Attachment C is his or her genuine signature.

         7. Attached hereto as Attachment D is a long-form good standing certificate in respect of the Parent from the State of Delaware which certificate

                  (a) lists all corporate documents filed with the Secretary of State of Delaware on or prior to the date hereof in respect of the Parent,

                  (b) has attached copies of such documents,

                  (c) bears the certification of the Secretary of State of Delaware, and

                  (d) is true, correct and complete.

         8. There have been no amendments or supplements to or restatements of the Certificate of Incorporation of the Parent since ______________.


         IN WITNESS WHEREOF, I have hereunto set my hand on December __, 1998.


                                           ALLEGHANY CORPORATION





                                                Secretary
                                           _____________________________________

                                  ATTACHMENT A

                            Resolutions of the Parent

[To be supplied by the Parent]

                                  ATTACHMENT B

                              Bylaws of the Parent

[To be supplied by the Parent]

                                  ATTACHMENT C

                   Authorized Officers and Specimen Signatures

[To be supplied by the Parent]

                                  ATTACHMENT D

                       Long Form Good Standing Certificate

[To be supplied by the Parent]

                                   Exhibit C

                           ALLEGHANY PROPERTIES, INC.
                            CERTIFICATE OF SECRETARY

     I, __________, hereby certify that I am the duly elected, qualified and acting Secretary of ALLEGHANY PROPERTIES, INC. (the "COMPANY"), a Delaware corporation, and that, as such, I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

     1. This Certificate is being delivered pursuant to (a) Section 3.3(d) of the separate Note Purchase Agreements (collectively, the "NOTE PURCHASE AGREEMENT"), each dated as of December 11, 1998, among the Company, Alleghany Corporation (the "PARENT") and each of the purchasers listed on Annex 1 thereto (collectively, the "PURCHASERS") and (b) Section 3.2(b) of the Third Amendment to Note Purchase Agreement (the "THIRD AMENDMENT") dated as of December 11, 1998 among the Company, the Parent and the holders of the 1995 Notes. The capitalized terms used in this Certificate and not defined herein have the respective meanings specified in the Note Purchase Agreement.

     2. Attached hereto as Attachment A is a true and correct copy of the resolutions, and the preamble thereto, of the Board of Directors of the Company adopting resolutions on ____________, and such resolutions were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

     3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto and said documents as executed are substantially in the form approved by the Board of Directors of the Company as aforementioned:

          (a) the Note Purchase Agreement providing for, among other things, the issuance and sale by the Company and the purchase by the Purchasers of the Company's 6.83% Senior Notes due December 11, 2004 (the "Notes");

          (b)  the Notes; and

          (c)  the Third Amendment.

     4. Attached hereto as Attachment B is a true, correct and complete copy of the bylaws of the Company as in full force and effect on and as of the date hereof, which bylaws have been in full effect in said form at all times from __________ to the date hereof, inclusive, without modification or amendment in any respect.

     5. Each of the persons named on Attachment C is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below his or her name on Attachment C from _____________ to the date hereof, inclusive.

     6. The signature appearing opposite the name of each such person set forth on Attachment C is his or her genuine signature.

   7. Attached hereto as Attachment D is a long-form good standing certificate in respect of the Company from the State of Delaware which certificate

        (a) lists all corporate documents filed with the Secretary of State of Delaware on or prior to the date hereof in respect of the Company,

        (b)    has attached copies of such documents,

        (c) bears the certification of the Secretary of State of Delaware, and

        (d)    is true, correct and complete.

  1. There have been no amendments or supplements to or restatements of the Certificate of Incorporation of the Company since _______________.


  IN WITNESS WHEREOF, I have hereunto set my hand on December __, 1998.


                                   ALLEGHANY PROPERTIES, INC.



                                          Secretary


                                   ------------------------------------

                                  ATTACHMENT A

                           Resolutions of the Company


[To be supplied by the Company]

                                  ATTACHMENT B

                             Bylaws of the Company


[To be supplied by the Company]

                                  ATTACHMENT C

                  Authorized Officers and Specimen Signatures

[To be supplied by the Company]

                                  ATTACHMENT D

                      Long Form Good Standing Certificate


[To be supplied by the Company]